Q-MED, INC.
                              100 METRO PARK SOUTH
                            LAURENCE HARBOR, NJ 08878

                          REGISTRATION RIGHTS AGREEMENT


                                             May 6, 1996

S. R. One, Limited
Bay Colony Executive Park
565 E. Swedesford Road
Wayne, PA  19807

      Reference is made to the Securities Purchase Agreement (the "Agreement") between you (the "Holder") and Q-Med, Inc. (the "Company") in connection with your purchase of 177,777 shares, $.001 par value, (the "Common Stock") and warrants to purchase an additional 63,492 shares of Common Stock (the "Warrants"). This letter sets forth the agreement of the Company to register the shares of Common Stock purchased by you and the shares of Common Stock issuable upon the exercise of the Warrants (collectively, the "Registrable Securities") under the Securities Act of 1933, as amended, and your agreement with respect to several matters as set forth below if you register the Securities.

1.    CERTAIN DEFINITIONS.

      As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Registration Expenses" means the expenses described in paragraph 5.

      "Registrable Securities" means: (i) the shares of Common Stock issued to the Holder pursuant to the Agreement and upon exercise of the Warrants; and (ii) any other securities of the Company issued in respect of the foregoing (because of stock splits, stock dividends, reclassi-


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fications, recapitalizations, or similar events); provided, however, that securities which are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act.

      "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may from time to time, be in effect.

2.    SECURITIES NOT REGISTERED.

      Holder understands that neither the shares of Common Stock nor the shares of Common Stock issuable upon the exercise of the Warrants (collectively the "Securities") are transferable in whole or in part. Holder agrees that Holder will not attempt to dispose of the Securities or any interest therein, unless and until or the Securities have been validly registered under the Securities Act or the Company has determined that the intended disposition does not violate the Securities Act or the rules and regulations of the Commission thereunder (the Company may rely on an opinion of its counsel in making such determination).

3.    REGISTRATION.

      3.1 If the Holder shall at any time on one occasion on or after May 6, 1997, give notice to the Company to the effect that the Holder contemplates (i) the transfer of all or any part of the Registrable Shares in a manner which may constitute a public offering thereof, then the Company shall, as soon as practicable, but in any event within forty-five days thereafter), file a registration statement pursuant to the Act, in order that the Securities may be sold under the Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such registration to become effective; provided that the Holder shall furnish the Company with appropriate information (relating to the intentions of the Holder), in connection therewith as the Company shall reasonably request in writing. The Company shall use its best efforts to keep the registration statement current for a period of nine months or until all Registrable Shares registered thereunder have been sold, which ever is sooner. If at the time of the request, the Company has fixed plans to engage within 30 days of the date of the request a registered public offering or any other activity which in the good faith opinion of the Board of Directors, would be adversely affected by the requested registration, then the Company may direct that the request be delayed for a period not to exceed 90 days from the effective date of such registration or material activity. These demand registration rights shall terminate December 31, 1999.


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

      3.2 When the Company proposes to file a Registration Statement for a public offering, it will, prior to such filing, give written notice to the Holder of its intention to do so. Upon the written request of the Holders of not less than 51% of all Registrable Securities given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall cause all Registrable Securities which the Company has been requested by the Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of such Holder. The Company will only include Registrable Securities in a Registration Statement on only one occasion (in addition to the Registration described in Paragraph 3.1) and shall have the right to postpone or withdraw any registration effected pursuant to this Paragraph 3.2 without obligation to the Holder, except, in the event the Registration Statement is withdrawn by the Company or less than all of the Registrable Shares that the Holder has requested to be included in the Registration Statement are included therein, the rights set forth in this
Section 3 shall apply to its next Registration Statement. The foregoing rights shall expire and have no effect on any Registration Statement filed after December 31, 1999. In the event the Holder is afforded an opportunity to join in a Registration Statement (pursuant to which sales were consummated) and either declined to join therein or included securities therein, the Holder may not request a Registration under paragraph 3.1 until a period of six months has elapsed after the Holder received notice of a proposed Registration.

      3.3 The Holder's rights under paragraph 3.1 and 3.2 shall be subject of the limitation that, in the event that the Company files a Registration Statement for an underwritten public offering the inclusion of the Registrable Securities shall be upon the condition that:

      (i) if requested by the managing underwriter as a condition of the offering, they be sold through the underwriters on the same terms and conditions as are applicable to the Company or all other selling stockholders of the Company; or

      (ii) if such condition is imposed by the managing underwriter, and the Holder does not wish to sell the Registrable Securities upon such terms and conditions, the Holder will agree not to transfer or otherwise dispose of any Registrable Securities for a period of time from the effective date of the Registration Statement (not to exceed 60 days) specified by the managing underwriter.

4.    REGISTRATION PROCEDURES.

      If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

      (a) file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective;


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

      (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than nine months from the effective date;

      (c) as expeditiously as possible furnish to Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder; and

      (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Holder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If the Company has delivered preliminary or final prospectuses to the Holder and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Securities.

5.    ALLOCATION OF EXPENSES.

      The Company will pay all Registration Expenses of all Registration Statements under this Agreement; provided, however, that if a Registration Statement is withdrawn at the request of the Holder (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holder after the date on which such registration was requested) and if the Holder elect not to have such Registration Statement counted as a registration requested under paragraph 3.1 or 3.2, the Holder shall pay the portion of Registration Expenses in the proportion that the market value of their Registrable Securities included in such Registration Statement bear to all of securities included therein. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fee, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Holder's own counsel.


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

6.    INDEMNIFICATION.

      In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, in so far as much losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

      In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify an hold harmless the Company, each of its directors, and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriters or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or


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supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Securities sold as contemplated herein.

      Each party entitled to Indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; providing, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

7.    INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING.

      In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to paragraph 3.1 or 3.2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

8.    INFORMATION BY HOLDER.

      The Holder shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


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

9.    SELECTION OF UNDERWRITER.

      In the case of any Registration effected pursuant to this Agreement, the Company shall have the right to designate the managing underwriter in any underwritten offering, provided that such underwriter is reasonably acceptable to the Holder.

10.   SUCCESSORS AND ASSIGNS.

      The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto, except that the rights set forth in paragraph 3.1 shall not be assignable by Holder except in connection with a single private sale by the Holder of at least 120,635 shares of Common Stock.

11.   FURTHER ASSURANCES.

      From and after the date hereof, all persons subject to or bound by this Agreement shall from time to time, at the request of any such other person and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may reasonably be requested or required more effectively to evidence and give effect to the provisions, intent and purposes of this Agreement (including, without limitation, certificates to the effect that this Agreement continues operative and as to any defaults hereunder or modifications hereof).

12.   NOTICES.

      All notices, requests, demands, offerings, acceptances, consents and other communications required or permitted under this Agreement shall, unless otherwise provided, be in writing and shall be deemed to have been duly given if personally delivered and actually received or if mailed by first class registered or certified mail, return receipt requested, or by first class mail, addressed to the parties hereto at their respective addresses set forth on the first page of this Agreement or in each case to such other person or address as may be designated by notice hereunder. Any such notice, etc. shall be deemed given on the date of delivery, if delivered, or on the fifth day after the date of mailing, if mailed.

13.   CERTAIN OTHER AGREEMENTS.

      In the event Registrable Securities are included in a Registration Statement, you agree:

(a) to offer the Registrable Securities only in the manner set forth on the cover page of the Prospectus included in the Registration Statement;

(b) not effect any transaction for the purpose of stabilizing the price of the Registrable Securities offered or any securities into which the Registrable Securities are convertible;


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(c) to supply to any broker to whom you offer registered securities a copy of the Prospectus;

(d) to promptly report all sales made to the Company following the Company's request for such information; and

(e) to comply with the provisions of Rule 10b-6 under the Securities Exchange Act of 1934.

14.   APPLICABLE LAW.

      This Agreement shall be governed and construed under the laws of the State of New Jersey.


                                          S. R. ONE, LIMITED


                                          By: /s/ Brenda D. Gavin
                                              --------------------------------
                                                  Brenda D. Gavin, DVM
                                                  Vice President


                                          Q-MED, INC.


                                          By: /s/ Michael W. Cox
                                              --------------------------------
                                                  Michael W. Cox, President


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